Acquisitions, Dispositions And Other Adjustments	12 Months Ended
Dec. 31, 2017
Acquisitions, Dispositions And Other Adjustments
Acquisitions, Dispositions And Other Adjustments

NOTE 5. ACQUISITIONS, DISPOSITIONS AND OTHER ADJUSTMENTS

Acquisitions

Auction 1000 On April 13, 2017, the FCC announced that we were the successful bidder for $910 of spectrum in 18 markets. We provided the FCC an initial deposit of $2,348 in July 2016 and received a refund of $1,438 in April 2017, which was recorded as cash from investing activities in our consolidated statement of cash flows. In the fourth quarter of 2017, we entered into an agreement to sell these wireless licenses at the auction price.

DIRECTV In July 2015, we completed our acquisition of DIRECTV, a leading provider of digital television entertainment services in both the United States and Latin America. For accounting purposes, the transaction was valued at $47,409. Our consolidated balance sheets include the assets and liabilities of DIRECTV, which have been measured at fair value.

For the 160-day period ended December 31, 2015, our consolidated statement of income included $14,561 of revenues and $(46) of operating income, which included $2,254 of intangible amortization, from DIRECTV and its affiliates. The following unaudited pro forma consolidated results of operations assume that the acquisition of DIRECTV was completed as of January 1, 2014.

	(Unaudited)
	Year Ended
	December 31,
	2015	2014
Total operating revenues	$165,694	$165,595
Net Income Attributable to AT&T	12,683	6,412

Basic Earnings Per Share Attributable to AT&T	$2.06	$1.04
Diluted Earnings Per Share Attributable to AT&T	$2.06	$1.04

Nextel Mexico In April 2015, we completed our acquisition of the subsidiaries of NII Holdings Inc., operating its wireless business in Mexico, for $1,875, including approximately $427 of net debt and other adjustments. The subsidiaries offered service under the name Nextel Mexico.

GSF Telecom In January 2015, we acquired Mexican wireless company GSF Telecom Holdings, S.A.P.I. de C.V. (GSF Telecom) for $2,500, including net debt of approximately $700. GSF Telecom offered service under both the Iusacell and Unefon brand names in Mexico.

AWS-3 Auction In January 2015, we submitted winning bids of $18,189 in the Advanced Wireless Service (AWS)-3 Auction (FCC Auction 97), a portion of which represented spectrum clearing and First Responder Network Authority funding. We provided the FCC an initial down payment of $921 in October 2014 and paid the remaining $17,268 in the first quarter of 2015.

Spectrum Acquisitions and Swaps On occasion, we swap spectrum with other wireless providers to ensure we have efficient and contiguous coverage across our markets and service areas. During 2017, we swapped FCC licenses with a fair value of approximately $2,003 with other carriers and recorded a net gain of $181. During 2016, we swapped FCC licenses with a fair value of approximately $2,122 with other carriers and recorded a net gain of $714. During 2015, we acquired $489 of wireless spectrum, not including the AWS auction.

Pending Acquisition

Time Warner Inc. On October 22, 2016, we entered into and announced a merger agreement (Merger Agreement) to acquire Time Warner Inc. (Time Warner) in a 50% cash and 50% stock transaction for $107.50 per share of Time Warner common stock, or approximately $85,400 at the date of the announcement (Merger). Combined with Time Warner’s net debt at December 31, 2017, the total transaction value is approximately $106,523. Each share of Time Warner common stock will be exchanged for $53.75 per share in cash and a number of shares of AT&T common stock equal to the exchange ratio. If the average stock price (as defined in the Merger Agreement) at the time of closing the Merger is between (or equal to) $37.411 and $41.349 per share, the exchange ratio will be the quotient of $53.75 divided by the average stock price. If the average stock price is greater than $41.349, the exchange ratio will be 1.300. If the average stock price is less than $37.411, the exchange ratio will be 1.437. Post-transaction, Time Warner shareholders will own between 14.4% and 15.7% of AT&T shares on a fully-diluted basis based on the number of AT&T shares outstanding.

Time Warner is a global leader in media and entertainment whose major businesses encompass an array of some of the most respected and successful media brands. The deal combines Time Warner’s vast library of content and ability to create new premium content for audiences around the world with our extensive customer relationships and distribution, one of the world’s largest pay-TV subscriber bases and leading scale in TV, mobile and broadband distribution.

The Merger Agreement was approved by Time Warner shareholders on February 15, 2017. The transaction has been approved by all requisite foreign jurisdictions. On November 20, 2017, the U.S. Department of Justice filed a civil antitrust lawsuit against AT&T, challenging our proposed acquisition of Time Warner. The case will be heard in the U.S. District Court for the District of Columbia on March 19, 2018. On December 21, 2017, an agreement was reached with Time Warner to extend the original termination date of April 22, 2018 to June 21, 2018. If the Merger is terminated as a result of reaching the extended termination date, (and at that time one or more of the conditions relating to certain regulatory approvals have not been satisfied) or there is a final, non-appealable order preventing the transaction relating to antitrust laws, communications laws, utilities laws or foreign regulatory laws, then under certain circumstances, we would be obligated to pay Time Warner $500.

Dispositions

YP Holdings LLC In June 2017, YP Holdings LLC was acquired by Dex Media. Our results include a gain of $36 for our portion of the proceeds.